Statements of Stockholders' Equity - SDA Mill, Audited - USD ($)	Parent	Retained Earnings	AOCI Attributable to Parent	Total
Equity Balance, Starting at Dec. 31, 2015	$ 3,324,623	$ (4,073,958)	$ 295,586	$ (453,749)
Net Income (Loss)	0	(812,793)	154,248	(658,545)
Equity Balance, Ending at Dec. 31, 2016	3,324,623	(4,886,751)	449,834	(1,112,294)
Net Income (Loss)	0	(752,884)	(133,468)	(886,352)
Equity Balance, Ending at Nov. 30, 2017	$ 3,324,623	$ (5,639,635)	$ 316,366	$ (1,998,646)